Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2021
Hoya Intermediate, LLC
Subsidiary of Limited Liability Company or Limited Partnership [Line Items]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
9. A
CCRUED
E
XPENSES
AND
O
THER
C
URRENT
L
IABILITIES
Accrued expenses and other current liabilities at December 31, 2021 and 2020 consist of the following (in thousands):

	2021	2020
Accrued marketing expense	$27,304	$1,086
Accrued taxes	9,332	16,913
Accrued customer credits	119,355	125,481
Accrued future customer compensation	73,959	94,061
Accrued contingencies	12,686	—
Other current liabilities	38,520	18,593

Total accrued expenses and other current liabilities	$281,156	$256,134

Accrued customer credits represent credits issued and outstanding for event cancellations or other service issues related to recorded sales transactions. The accrued amount is reduced by the amount of credits estimated to go unused, which is recognized in proportion to the pattern of redemption for the customer credits. During the year ended December 31, 2021, $55.9 million of accrued customer credits were redeemed and we recognized $3.3 million

of revenue from breakage. During the year ended December 31, 2020, $7.4 million of accrued customer credits were redeemed and we recognized $0.8 million of revenue from breakage.
Accrued future customer compensation represents an estimate of the amount of customer
compensation due from cancellation charges in the future. These provisions are based on historic experience, revenue volumes for future events, and management’s estimate of the likelihood of future event cancellations and are recognized as a component of Revenues. The expected recoveries of these obligations are included in Prepaid expenses and other current assets in the Consolidated Balance Sheets. This estimated accrual could be impacted by future activity differing from our estimates, the effects of which could be material. During the years ended December 31, 2021, 2020, and 2019, we recognized an increase in revenue of $5.1 million, a decrease in revenue of $15.3 million, and an increase in revenue of $0.4 million, respectively, from the reversals of previously recorded revenue and changes to accrued future customer compensation related to event cancellations where the performance obligations were satisfied in prior periods.
Accrued contingencies includes the current portion of cash earnouts of $3.9 million that we may be obligated to pay if Betcha meets certain earnings objectives following the acquisition. In addition, it includes the current portion of future milestone payments of $8.8 million upon the achievement of certain integration objectives.
Accrued marketing expense and other current liabilities increased during the year ended December 31, 2021 due primarily to the increased volume of sales transactions occurring on our platform. Accrued taxes decreased as we have h istorically accrued sales tax expense in jurisdictions where we expected to remit sales tax payments but were not yet collecting from ticket buyers. During the second half of 2
021, we began collecting sales tax from customers. The majority of the tax accrual represents the exposure for sales tax prior to the date we began collecting sales tax from customers reduced by abatements received. Refer to Note 15, Commitments and Contingencies, for further discussion of the accrued tax expense.